Resource B Variable Annuity

Supplement dated August 11, 2014
to Prospectus dated May 1, 2002 as supplemented

This supplement amends certain information contained in the above-referenced prospectus (“Prospectus”). Please read this supplement in conjunction with the Prospectus and keep it for future reference. Except as noted, capitalized terms in this supplement have the same meaning as those contained in the Prospectus.

Effective on or about August 11, 2014, DWS Funds will become known as Deutsche Funds and the Portfolios listed below will be renamed as follows:

Old Fund Name	New Fund Name
DWS Global Income Builder VIP - Class A	Deutsche Global Income Builder VIP - Class A
DWS International VIP - Class A	Deutsche International VIP - Class A

Accordingly, all references to the above-referenced Old Fund Name in this prospectus are replaced with the New Fund Name.